UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 2, 2006


                            DARDEN RESTAURANTS, INC.
               (Exact Name of Registrant as Specified in Charter)


        Florida                       1-13666                   59-3305930
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
    of Incorporation)                                     Identification Number)

  5900 Lake Ellenor Drive, Orlando, Florida                      32809
  (Address of Principal Executive Offices)                     (Zip Code)

      (Registrant's telephone number, including area code): (407) 245-4000


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

                  Item 3.03 below is incorporated herein by reference.

Item 3.03         Material Modification to Rights of Security Holders.

     Darden  Restaurants,  Inc. (the  "Company") and Wells Fargo Bank,  National
Association ("Wells Fargo") have entered into a Transfer Agent Services Agreement dated May 26, 2006 to appoint Wells Fargo to replace Wachovia Bank, National Association ("Wachovia") as the Company's transfer agent and dividend disbursing agent for its common stock, effective as of June 5, 2006. In connection with that change, the Company, Wachovia and Wells Fargo have entered into an Amendment to Rights Agreement dated as of June 2, 2006 ("Amendment"), amending that certain Rights Agreement dated as of May 16, 2005 ("Rights Agreement") between the Company and Wachovia, as Rights Agent. The Amendment was approved by the Company's Board of Directors as permitted under the terms of the Rights Agreement, and appoints Wells Fargo to replace Wachovia as Rights Agent under the Rights Agreement effective as of June 5, 2006. The Company and Wells Fargo have certain other previously existing relationships pursuant to: (i) a Credit Agreement dated as of August 16, 2005 between the Company and a consortium of banks, including Wells Fargo, under which the Company may borrow up to $500,000,000; (ii) an Indenture dated as of January 1, 1996 between the Company and Wells Fargo, as Trustee, pursuant to which the Company issues debt securities; and (iii) a Benefits Trust Agreement dated as of October 3, 1995, between the Company and Wells Fargo, copies of which have previously been filed with the Securities and Exchange Commission.

     The following is a brief summary of the material terms of the Amendment to the Rights Agreement. A summary of the terms of the original Rights Agreement is contained in the Company's Current Report on Form 8-K filed May 16, 2005, and that summary, and the full text of the Rights Agreement filed as Exhibit 4.1 to that Form 8-K, are incorporated herein by reference. The following summary of the Amendment is qualified in its entirety by reference to the full text of both the Rights Agreement, and the Amendment which is attached hereto as Exhibit 4 and incorporated herein by reference. All capitalized terms used herein and not otherwise defined shall have the meaning as set forth in the Rights Agreement.

     The Amendment provides that any reference in the Rights Agreement to the Rights Agent shall be deemed to be a reference to Wells Fargo. The Amendment also: (i) allows the Rights Agent to maintain electronic instead of physical records of cancelled or destroyed Right Certificates; (ii) provides that the Company may remove the Rights Agent by notice to the Rights Agent, the transfer agent and the holders of the Right Certificates, but deletes the requirement that such notice be 30 days in advance of the removal; and (iii) deletes the requirement that the Rights Agent must have an office in the State of New York.





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


Item 9.01         Financial Statements and Exhibits.

(d)      Exhibit
         Number.    Description of Exhibit.

            4 Amendment to Rights Agreement, dated as of June 2, 2006, by and between Darden Restaurants, Inc., Wachovia Bank,
                    National Association, and Wells Fargo Bank, National Association, as successor Rights Agent.











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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 2, 2006

                                               DARDEN RESTAURANTS, INC.


                                               By: /s/Paula J. Shives
                                                  ------------------------------
                                                   Paula J. Shives
                                                   Senior Vice President,General
                                                   Counsel and Secretary









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



                                  EXHIBIT INDEX

Exhibit
Number                             Description

  4 Amendment to Rights Agreement, dated as of June 2, 2006, by and between Darden Restaurants, Inc., Wachovia Bank, National Association, and Wells Fargo Bank, National Association, as successor Rights Agent.















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